Exhibit 99.2
EARNINGS PRESENTATION SECOND QUARTER 2023

NASDAQ: USCB

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts.

The words “may,” “will,” “anticipate,” “should,” “would,”

“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,”

“continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements.

These forward-looking statements include, but are not limited to,

statements related to our projected growth, anticipated future financial performance, and management’s long-term performance

goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward

-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions,

including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction
where we operate; adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits;

legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the effects of our lack of a diversified loan portfolio and concentration in the South Florida market, including the risks of geographic, depositor,

and industry concentrations, including our concentration in loans secured by real estate; effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation,

interest rate, unemployment rate, market, and monetary fluctuations;

impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our margin; the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or third-party fraud and security breaches;

and other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”).

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are

cautioned not to place undue reliance on any forward-looking statements.

Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any
forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You

should also review the risk factors described in the reports USCB

Financial Holdings, Inc. filed or will file with the SEC. Non-GAAP

Financial Measures This presentation includes financial information determined by methods other than in accordance

with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management

has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance

trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP

measures can be found in the ‘Non-GAAP Reconciliation Tables’

included in the presentation. All numbers included in this presentation are unaudited unless otherwise noted. 2

Q2 2023 HIGLIGHTS GROWTH Average deposits increased

by $155.8 million or 9.1% compared to the second quarter 2022. Liquidity sources increased to $853 million in on-balance sheet and off-balance sheet sources. Insured and collateralized deposit, increased to 51% from 43%

in the second quarter 2022. Average loans, excluding

PPP loans, increased $290.1 million or 22.7% compared to

the second quarter 2022. Tangible Book Value per

Share (1) was $9.40 includes an after-tax unrealized security loss impact of $2.41. PROFITABILITY Net income was $4.2 million

or $0.21 per diluted share. ROAA was 0.77% compared to 1.08%

for the second quarter 2022. ROAE was 9.13% compared

to 11.38% for the second quarter 2022. Efficiency ratio was

65.25% compared to 55.34% for the second quarter 2022. CAPITAL/

CREDIT Credit metrics remain strong. One C&I loan classified as nonaccrual for a total of $486 thousand. ACL coverage

ratio was 1.18%. Effective January 1, 2023, the Company adopted the

CECL methodology for estimating credit losses.

Repurchased 77,603 shares of common stock during the quarter at a weighted average price of $9.58. 172,397 common shares remain authorized for repurchase under the repurchase program.

(1) Non-GAAP financial measure. 3

HISTORICAL FINANCIAL EOP for Balance Sheet amounts Loans (1)

In millions $735 $1,596 2016 2017 2018 2019 2020 2021 2022 Q1 Q2

2023 2023 Deposits In millions $782 $1,921 2016 2017 2018

2019 2020 2021 2022 Q1 Q2 2023 2023 Total Stockholder’s

Equity In millions $86 $184 2016 2017 2018 2019 2020 2021 2022

Q1 Q2 2023 2023 ACL/Total Loans 1.17% 1.18% 2016 2017

2018 2019 2020 2021 2022 Q1 Q2 2023 2023 Net Charge

Off In thousands -$1,019 $29 2016 2017 2018 2019 2020 2021 2022

Q1 Q2 2023 2023 Nonperforming Assets/Total Assets 1.58%

0.02% 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 2023 2023

Total Revenue In millions $37 $69 2016 2017 2018 2019

2020 2021 2022 Efficiency Ratio 94.15% 65.25% 2016 2017 2018

2019 2020 2021 2022 Q1 Q2 2023 2023 PTPP ROAA (2) 0.24%

1.02% 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 2023 2023

(1) Loan amounts include deferred fees/costs. (2) Non-GAAP

financial measure. Annualized. 4

FINANCIAL RESULTS In thousands (except per share

data) Q2 2023 Q1 2023 Q2 2022 Balance Sheet (EOP) Total

Securities $439,398 $415,837 $456,135 Total Loans (1) $1,595,959

$1,580,394 $1,372,733 Total Assets $2,225,914 $2,163,821

$2,016,086 Total Deposits $1,921,301 $1,830,462 $1,738,720

Total Equity (2) $183,685 $183,858 $180,068 Income Statement

Net Interest Income $14,173 $15,997 $15,642 Non-interest Income

$1,846 $2,070 $1,617 Total Revenue $16,019 $18,067

$17,259 Provision for Credit Losses $38 $201 $705 Non-interest

Expense $10,452 $10,176 $9,551 Net Income $4,196 $5,809

$5,295 Diluted Earning Per Share (EPS) $0.21 $0.29 $0.26 Weighted

Average Diluted Shares 19,639,682 19,940,606 20,171,261

(1) Loan amounts include deferred fees/costs. (2) Total Equity includes after-tax unrealized security losses of $47.1 million for Q2

2023, $42.1 million for Q1 2023, and $36.9 million for Q2 2022. 5

KEY PERFORMANCE INDICATORS CAPITAL/

CREDIT PROFITABILITY GROWTH Q2 2023 Q1 2023 Q2 2022

Tangible Common Equity/Tangible Assets (1) 8.25%

8.50% 8.93% Total Risk-Based Capital (2) 13.42% 13.20% 13.74%

NCO/Avg Loans (3) 0.01% (0.01%) 0.00% NPA/Assets

0.02% 0.02% 0.00% Allowance Credit Losses/Loans 1.18% 1.20%

1.15% Return On Average Assets (ROAA) (3) 0.77%

1.11% 1.08%

Return On Average Equity (ROAE) (3) 9.13% 12.85% 11.38%

Net Interest Margin (3) 2.73% 3.22% 3.37% Efficiency Ratio 65.25%

56.32% 55.34% Total Assets (EOP) $2,225,914 $2,163,821

$2,016,086 Total Loans (EOP) $1,595,959 $1,580,394 $1,372,733

Total Deposits (EOP) $1,921,301 $1,830,462 $1,738,720 Tangible

Book Value/Share (1)(4) $9.40 $9.37 $9.00 (1) Non-GAAP

Financial Measures. (2) For the Company. (3) Annualized. (4) After

tax unrealized security loss effect on tangible book value per share was ($2.41) for Q2 2023, ($2.14) for Q1 2023 and ($1.84) for

Q2 2022. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $1,717

$1,763 $1,804 $1,844 $1,872 $224 $217 $217 $225 $277 $781

$823 $871 $897 $940 $67 $67 $62 $58 $53 $645 $656 $654 $664

$602 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Non-interest-bearing deposits Money market and savings Interest-bearing checking

deposits Time deposits Deposit Cost "+500 bps Q2'23 vs Q4'21"

0.25% 1.75% 3.25% 4.50% 5.00% 5.25% 0.21% 0.21%

0.34% 0.77% 1.29% 1.99% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2

2023 Deposit Costs Fed Funds Rate (upper bound) Commentary

Average deposits increased $28.2 million or 6.1% annualized

compared to the prior quarter and $155.8 million or 9.1% compared to the second quarter 2022. Deposit composition mix shifted

towards interest bearing and ICS/CDARS products. Average

DDA balances comprised 32.1% of total deposits as of June 30, 2023. Deposit beta of 36% since Q4 2021. In abundance of caution given the recent bank failures, brought in $50 million of brokered CDs at a weighted average rate of 4.98% to boost liquidity. 7

DEPOSIT DISTRIBUTION EOP for Balance Sheet amounts Deposits

Composition Public Funds 11% Personal 36% Broker Deposits

3% Business 50% Commentary Our deposit base reflects our

business model: a commercial bank. The total amount of uninsured deposits adjusted by the collateralized portion of public funds is 49%

for quarter end. Excluding the collateralized portion of Public

Funds, the uninsured deposits are 53%. As of June 30, 2023, the deposit balance of ICS/CDARS was $114.3 million, increase

of $78.6 million from first quarter 2023. Deposits by Customer Segment

In thousands for balance sheet amounts Deposit Type Total

Balance % of Total (#) Accounts Average Balance per

Account Business $ 955,768 50% 6,979 $ 137 Personal $ 696,101

36% 12,686 s 55 PublicFunds $ 219,432 11% 31 $ 7,078 Brokered

CDs $ 50,000 3% 2 $ 25,000 Grand Total $ 1,921,301 100%

19,698 $ 98 Uninsured Deposits to Total Deposits (1) In millions

57% 57% 59% 56% 49% $751 $765 $750 $802 $970 $988 $1,032

$1,079 $1,028 $951 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023

Uninsured Depositors Insured Depositors Uninsured Deposits/Deposits

(1) Uninsured deposits excludes collateralized Public Funds . 8

LIQUIDITY EOP for Balance Sheet amounts Total Liquidity 29% 31%

30% 28% 38% 25% 22% 20% 19% 14% Jun-22 Sep-23 Dec-23

Mar-23 Jun-23 On Balance Sheet Liquid Assets Total Liquidity

Liquid Assets: On-Balance Sheet Liquidity / Total Assets

Total Liquidity: total Liquidity / Total Assets Commentary

We believe we are well positioned to weather the current environment.

We have ample sources of liquidity both on and off-balance

sheet. Loan-to-deposits ratio negatively impacted by additional liquidity brought on balance sheet with $50 million of brokered CDs. We are enrolled in BTFP but have not drawn. Sources of Liquidity

(in millions) 6/30/2023 On Balance Sheet Liquidity Cash $7 Due from banks $76 Investment securities unpledged $226 Total

on balance sheet liquidity (Liquid Assets) $309 Off Balance

Sheet Liquidity FHLB excess capacity $270 Bank Term Funding

Program (BTFP) $137 Federal Reserve Discount Window $32 Fed

Fund Lines $105 Total off balance sheet liquidity $544 Total

Liquidity $853 Loan-to-Deposit Ratio 79.0% 79.7% 82.4% 86.3%

83.1% Jun-22 Sep-23 Dec-23 Mar-23 Jun-23 9

LOAN PORTFOLIO Total Loans (AVG) In millions Loans

(Excl PPP) PPP Loans Loans Yields 4.35% 4.53% 4.86% 5.17%

5.33% 0.13% 0.03% 0.04% 0.03% 0.02% +109 bps 4.22% 4.50%

4.82% 5.14% 5.31% Q2'23 vs Q2'22 Q2 2022 Q3 2022 Q4 2022 Q1

2023 Q2 2023 Loan coupon Loan fees Commentary Average

loans, excluding PPP loans, increased $22.5 million or 5.8% annualized compared to prior quarter and $290.1 million or 22.7% compared to the second quarter 2022. Loan coupon increased 17 bps compared to prior quarter and 109 bps compared to the second quarter

2022. Loan fees yield decreased 11 bps compared to second quarter

2022 primarily due to a decrease of $441 thousand in PPP loan fees. 10

LOAN PRODUCTION Net Loan Production Trend In millions

4.44% 4.85% 5.68% 6.66% 7.20% $169 $56 $130 $71 $129 $54

$94 $22 $67 $51 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Loan

Production & Line Changes Loan Amortization & payoffs New loans average coupon Loan Composition Trend (1) In millions $948 $1,595 28% 12

%

63% 62% 9% 26% Jun-20 Jun-23 Residential real etate Commercial real estate Real Estate Loans Commercial and industrial, Foreign banks, and Consumer and other (1) Excludes unearned fees

and PPP Loans. EOP. Commentary $88 million net growth for year

-to-date 2023. Average coupon on new loans was 7.20% for

second quarter 2023, 189 bps above portfolio average. Q2 2023 loan production for the quarter was well diversified; 46% C&I, 16%

CRE; 31% consumer, 3% correspondent banks; and 3% residential.

Loan production was impacted by recent bank failures. Loan composition shows diversification and growth in C&I and consumer loans.

11

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 3.37% 3.47% 3.45% 3.22% 2.73% 3.27% 3.45%

3.45% 3.22% 2.73% $15,642 $16,774 $16,866 $15,997 $14,173

Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Net Interest Income

NIM NIM excluding PPP Loans Interest-Earning Assets Mix

(AVG) 4% 4% 3% 2% 4% 26% 23% 22% 21% 20% 1%

0% 0% 0% 0% 69% 73% 75% 77% 76% Q2 2022 Q3 2022 Q4 2022

Q1 2023 Q2 2023 Total Loans (excluding PPP Loans) Investment

Securities PPP Loans Cash Balances & Equivalents Commentary Net

interest income decreased by $1.8 million compared to the prior quarter predominately due to increase in deposit cost and a liability sensitive balance sheet. Held more cash in wake of recent bank failures and increased liquidity with higher priced brokered CD’s ($50

million) which negatively impacted NIM. Shift in deposit mix; out of DDA and into interest bearing deposits. Majority of Q2 loan production (higher yields) was booked at the end of the quarter,

the full impact on the NIM is yet to be realized. $50 million notional pay fixed rate swap executed in Q2; $100 million pay fixed rate swap executed in early Q3 to help future NIM. Q3 loan pipeline is strong, ($200 million) and loan coupons are above 7.50%. (1)

Annualized. 12

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile By Rate Type Hybrid ARM 5% Fixed Rate 38% Variable

Rate 57% 18% 15% 67% Prime CMT LIBOR/SOFR 46%

33% 8% 13% 46% yrs. 1-2 yrs 2-3 yrs. >3yrs. Static NII Simulation

Year 1 & 2 Year 1 Year 2 -0.1% -0.6% 3.9%

6.7% +100 +200 +100 +200 Net interest income changes from base

($ in thousands and % change) 13

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.15% 1.16% 1.16% 1.20% 1.18% $15,786 $16,604 $17,487 $18,887

$18,815 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Allowance

for credit loss ACL/Total loans Commentary ACL coverage

ratio is at 1.18%, slightly down from prior quarter due to improvement in economic outlook. One C&I loan for $486 thousand was classified as nonaccrual at June 30, 2023. No OREO. Improved economic

forecasts drove a small reduction in expected loss rates and this was partially offset by net portfolio growth during the quarter.

Non-performing Loans In thousands (except ratios) 0.00% 0.00%

0.00% 0.03% 0.03% $486 $486 Q2 2022 Q3 2022 Q4 2022 Q1

2023 Q2 2023 Non-accrual loans Non-performing loans to total loans

Classified Loans (1) to Total Loans 0.08% 0.07% 0.26% 0.25%

0.21% (1) Loans classified as substandard at period end. No loans classified doubtful or loss at period end. 14

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE - Owner occupied CRE - Non-owner occupied Commercial and industrial Correspondent banks Consumer and other

11% 11% 10% 52% 11% 50% $1,595MM Commentary Total

Loan balance at quarter end was $1,595 million (1). Commercial

Real Estate (owner occupied and non-owner occupied) was 62%

or $989.4 million of the total loan portfolio (1). CRE mix is diversified and granular. Retail non-owner occupied makes up 30%

of total CRE or $297.4 million. CRE Loan Mix Land/Construction

5% Other 3% Retail 30% Multifamily 18% CRE - Owner

Occupied 16% Office 12% Warehouse 8% Hotels 8% Land/Construction

5% CRE Loan Portfolio (non-owner occupied and owner occupied)

Weighted Average Loan Type LTV»> DSCR<2>

Average Loan Size (3) Retail 56% 1.63 $3.0 Multifamily

62% L41 $1.4 Office 57% 2.20 $1.5 Warehouse 58% L84

$1.2 Hotels 54% L92 $4.8 Other 57% L97 $1.8 Land/Construction

58% NA $3.1 (1) LTV - Loan to value ratio. (2) DSCR -

Debt service coverage ratio. (3) Balance in millions. As of

6/30/23 Excludes unearned fees. Includes loan types: office,

warehouse, gas station, retail and other. 15

CRE OFFICE PORTFOLIO

Loan size



77
$46
$41
$32
$32
$25
25
8
7
3
Under $1MM
$1MM - $3MM
$3MM - $5MM
$5MM - $7MM
$7MM - $10MM
Outstanding Balance as of 6/30/2023
Number of Loans

Key Metrics

	At 6/30/2023	
Avg. Loan Size in millions	$	1.5
NCOs / Average Loans		0.00%
Delinquencies / Loans		0.00%
Nonaccruals / Loans		0.00%
Classified Loans / Loans		0.00%

Portfolio performing with clean credit metrics

Commentary

Non-owner-occupied office is 8% of total loans and 70% have recourse to a guarantor.

Owner occupied office is 3% of the loan portfolio and 99% have recourse to a guarantor.

Total office loan portfolio (owner occupied and non-owner occupied) had 120 notes with an average balance of $1.5 million dollars, LTV of 57%, and DSCR of 2.20X at quarter end.

91% of outstanding loan balances are within the USCB primary market.

Miami's office sector outperforms the national average with a lower vacancy rate of 9.4% and availability rate of 11.8%, compared to the estimated national average of 13% and 16.5%, respectively. (1)

Loan Maturity

< 1 year	1 year to 3 years	3 years to 5 years	5 years to 10 years	> 10 years
5%	9%	14%	71%	1%

(1) Data points source: CoStar Group, a NASDAQ company and world leader in commercial real estate information with a comprehensive database of real estate data throughout the US, Canada, UK and France. Published April 2023.

16

NON-INTEREST INCOME In thousands (except ratios) Q2 2023 Q1

2023 Q4 2022 Q3 2022 Q2 2022 Service fees $1,173 $1,205 $1,093

$934 $1,083 Gain (loss) on sale of securities available for

sale - (21) (1,989) (558) (3) Gain on sale of loans held for sale

94 347 205 330 22 Other income 579 539 568 1,083 515 Total

non-interest income $1,846 $2,070 ($123) $1,789 $1,617 Average total assets $2,183,542 $2,120,218 $2,051,867 $2,026,791 $1,968,381

Non-interest income / Average assets (1) 0.34% 0.40% (0.02%)

0.35% 0.33% Commentary Service fees remain substantially consistent quarter over quarter. SBA loan sales produced $94 thousand

of gains in the second quarter 2023. Fluctuation of non-interest income primarily impacted by one-time items in other income and loss on sale of securities in prior quarters. (1) Annualized. 17

NON-INTEREST EXPENSE In thousands (except ratios) Q2 2023 Q1

2023 Q4 2022 Q3 2022 Q2 2022 Salaries and employee benefits

$5,882 $6,377 $6,080 $6,075 $5,913 Occupancy 1,319 1,299 1,256

1,281 1,251 Regulatory assessments and fees 452 224 222

269 226 Consulting and legal fees 386 358 371 604 398 Network and information technology services 505 478

483 488 448 Other operating expense 1,908 1,440 1,602 1,415

1,315 Total non-interest expense $10,452 $10,176 $10,014 $10,132

$9,551 Efficiency ratio 65.25% 56.32% 59.81% 54.58% 55.34%

Average total assets $2,183,542 $2,120,218 $2,051,867 $2,026,791

$1,968,381 Non-interest expense / Average assets (1)

1.92% 1.95% 1.94% 1.98% 1.95% Full-time equivalent employees

198 196 191 191 192 Commentary Salaries and employee benefits decreased due to lower incentive accrual based on performance for the first half of 2023. Regulatory assessments and fees increased

$228 thousand due to an increase in the FDIC deposit insurance assessment rate compared to first quarter 2023. Other operating expense increased $468 thousand due to increase in audit and tax services,

internet banking fees, and special assets insurance expense.

Efficiency ratio impacted by lower revenue and increase

in non-interest expenses. (1) Annualized. 18

CAPITAL Capital Ratios Q2 2023 Q1 2023 Q2 2022 Well-Capitalized

Leverage Ratio 9.32% 9.36% 9.43% 5.00% TCE/TA 8.25%

8.50% 8.93% NA Tier 1 Risk Based Capital 12.27% 12.04%

12.65% 8.00% Total Risk Based Capital 13.42% 13.20% 13.74%

10.00 AOCI In Millions ($47.1) ($42.1) ($36.9) Commentary

Repurchased 77,603 shares during the quarter at a weighted average price of $9.58. 172,397 common shares remain authorized for repurchase under the repurchase program. AOCI was ($47.1) million or ($2.41) per share as of June 30, 2023. Q2 2023 EOP shares outstanding:

Common Stock: 19,544,777 (1) For the Company. (2) Non-GAAP

Financial Measures. 19

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 32.1% Non-Interest-Bearing Deposits (AVG) 20

APPENDIX - NON-GAAP RECONCILIATION In thousand$(except

ratios) A$of or for the three month$ended 6/30/2023 3/31/2023

12/31/2022 9/30/2022 6/30/2022 U/JUí _u¿o Pre-Tax Pre-Provision

("PTPP") Income: Net income $4:196 Plus: Provision for income taxe$1:333 Plus: Provision for credit losse$ 3S_ PTPP income $5.567

PTPP Return on Average Assets: PTPP income $5:567 Average

asset$$2,183,542 PTPP return on average asset$1 1.02% Operating Net

Income: Net income $4:196 Less: Net gain$(losses) on sale

of securities Less: Tax effect on sale of securitie$ - Operating net income $4,196 Operating PTPP Income: PTPP income $5:567

Less: Net gain$(losses) on sale of securitie$ - Operating PTPP Income

$ 5,567 Operating PTPP Return on Average Assets: Operating

PTPP income $5,567 Average asset$$2,183,542 Operating PTPP

Return on average asset$‘ 1.02% Jl J II íí! O ÍI¿.V $5,809 $4,434

$5,558 $5,295 1,881 1,415 1,963 1,708 201 880 910 705 $7,891 $6,729

$8,431 $7,708 $7,891 $2,120,218 1.51% $6,729 $2,051,867

1.3 0% $8,431 $2,026,791 1.65% $7,708 $1,968,381 1.57% $5,809

$4,434 $5,558 $5,295 (21) (1,9 89) (558) (3) 5 504 141 1_

$5,825 $5,919 $5,975 $5,297 $7,891 $6,729 $8,431 $7,708 ^211

(1Î989) (558) _Q1 $7,912 $8,718 $8,989 $7,711 $7,912 $8,718

$8,989 $7,711 $2,120,218 $2,051,867 $2,026,791 $1,968,381 1.51%

1.57% 1.69% 1.76% Operating Return on Average Assets: Operating

net income $4:196 Average asset$$2,183,542 Operating

return on average asset$<1J 0.77% Operating Return on Average

Equity: Operating net income $4:196 Average equity $184,238

Operating return on average equity (1) 9.13% Operating Revenue:

Net interest income $14,173 Non-interest income 1,846 Less: Net gain$(losses) on sale of securitie$ - Operating revenue

$16,019 Operating Efficiency Ratio: Total non-interest expense

$10,452 Operating revenue
$16,019 Operating efficiency ratio 65.25% (1) Annualized. $5,825

$2,120,218 1.11% $5,919 $2,051,867 1.14% $5,975 $2,026,791

1.17% $5,297 $1,968,381 1.08% $5,825 $5,919 $5,975 $5,297 $183,371

$177,556 $185,288 $186,597 12.88% 13.23% 12.79% 11.39%

$15,997 $16,866 $16,774 $15,642 2,070 (123) 1,789 1,617 (21)

(1:989) (558) (3) $18,088 $18,732 $19,121 $17,262 $10,176

$18,088 56.26% $10,014 $18,732 53.46% $10,132 $19,121 52.99%

$9,551 $17,262 55.33% (1) Annualized 21

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios and share data) 6/30/2023 Tangible Book Value per Common Share (at period-end): Total stockholders

'equity S 183:685 Less: Intangible assets - Tangible stockholders

'equity S 183:685 Total shares issued and outstanding (at period-end):

Total common shares issued and outstanding 19:544:777 Tangible book value per common share$ 9.40 Operating diluted net

income per share of common stock: Operating net income S 4:196

Weighted average shares Diluted S 19;639;682 Operating diluted net income per share of common stock 0.21 Tangible Common

Equity/Tangible Assets: Tangible stockholders 'equity

$ 183:685 Tangible Assets 2:225:914 Tangible Common Equity

/Tangible Assets: 8.25% As of and for the three months ended

3/31/2023 12/31/2022 9/30/2022 6/30/2022 S 183,858 S 181428 S

177,417 S 180:068 S 183,858 S 181428 S 177,417 S 180,068

19,622,380 20,000,753 20,000,753 20,000,753 S 9.37 $ 9.12

S 8.87 $ 9.00 S 5,825 S 5,919 S 5,975 S 5197 S 19,940,606 S 20,172,438

S 20,148,208 S 20,171161 S 0.29 S 0.29 S 0.30 S 0.26 S 183,858

S 182,428 S 177,417 S 180,068 2,163,821 8.50% 2,085,834 8.75%

2,037,453 8.71% 2,016,086 8.93% 22

CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, CHIEF FINANCIAL OFFICER

(305) 715-5393 rob.anderson@uscentury.com INVESTOR

RELATIONS InvestorRelations@uscentury.com 23